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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): JULY 29, 2003



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



          1-12733                                    41-1746238
 (Commission File Number)               (I.R.S. Employer Identification No.)


         5211 CASCADE ROAD SE - SUITE 300, GRAND RAPIDS, MICHIGAN 49546
               (Address of Principal Executive Offices) (Zip Code)


                                 (616) 802-1600
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.       Regulation FD Disclosure

         On July 29, 2003, the Registrant issued a press release announcing leadership changes. A copy of this press release follows below:



KATHLEEN LIGOCKI NAMED PRESIDENT AND CEO OF TOWER AUTOMOTIVE; DUG CAMPBELL FINALIZES RETIREMENT PLANS


         GRAND RAPIDS, Michigan - July 29, 2003 - Tower Automotive Inc. (NYSE:
TWR) today announced the retirement of Dugald K. Campbell as the company's president and chief executive officer and the appointment of Kathleen Ligocki to succeed him. "As I conveyed earlier this year to our colleagues, stockholders and customers, my plan in 1993 was to lead Tower Automotive for the first decade of its growth. The exact timing of my retirement was a function of finding a person with the skills and experience to lead the enterprise through the next stage of its evolution," Campbell said.
         S.A. "Tony" Johnson, Tower Automotive chairman said, " I am very pleased that we have been able to bring an individual of Kathleen's talents, experience and reputation to this key leadership role."
         Most recently Ligocki served as vice president of Ford Customer Service Division. Her previous roles at Ford Motor Company included vice president of North America marketing, vice president of strategy, business development - Canada and Mexico, and president and CEO of Ford Mexico. Before Ford Motor Company, Ligocki held leadership roles at General Motors - Delco Electronics and United Technologies. Ligocki holds a bachelor's degree from Indiana University and an MBA from the Wharton School at the University of Pennsylvania.
          "I am excited to have the opportunity to join my new colleagues at Tower Automotive as we grow the value and capabilities of the company for all stakeholders," said Ligocki.


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Tower Automotive
News Release - July 29, 2003
Page 2


         Johnson went on to say, "Dug Campbell has been instrumental over the past 10 years in growing a small regional stamping supplier into the largest automotive metal structures company in the world. His commitment to building a values-based enterprise was total, as this culture became a key ingredient in the integration of 17 acquisitions and partnerships worldwide. Dug will be working with Kathleen Ligocki over the next few months in this positive transition of leadership responsibilities."
         Tower Automotive, Inc., is a global designer and producer of vehicle structural components and assemblies used by every major automotive original equipment manufacturer, including Ford, DaimlerChrysler, GM, Honda, Toyota, Nissan, Fiat, Hyundai/Kia, BMW, and Volkswagen Group. Products include body structures and assemblies, lower vehicle frames and structures, chassis modules and systems, and suspension components. The company is based in Grand Rapids, Michigan. Additional company information is available at www.towerautomotive.com.

                                     # # #

CONTACTS:
Media Inquiries                               Investor Inquiries
Bev Pierce   616-802-1630                     Dave Tuit  616-802-1591

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This press release contains forward-looking statements relating to future results of the company (including certain projections and business trends) that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including, but not limited to, general economic condition in the markets in which Tower operates, and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

July 29, 2003


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                               TOWER AUTOMOTIVE, INC.



Date:  July 29, 2003            By: /s/ Ernest T. Thomas
                                    --------------------------------------------
                                Name:  Ernest T. Thomas
                                Title:  Chief Financial Officer and Treasurer
                                (Principal Accounting and Financial Officer)